Exhibit 99.1

Haymaker Announces Special Meeting Date to Approve Proposed Business Combination

with Steiner Leisure’s OneSpaWorld business

to form OneSpaWorld Holdings

Special meeting to be held on March 6, 2019

(New York, NY) – February 19, 2019 – Haymaker Acquisition Corp. (NASDAQ: HYAC) (the “Company”), announced that it has scheduled the special meeting of its stockholders (the “Special Meeting”) to approve the proposed business combination (the “Business Combination”) between the Company and the OneSpaWorld business of Steiner Leisure Limited for March 6, 2019. The Business Combination will result in the formation of OneSpaWorld Holdings Limited (“OSW”). The Company also announced that it has filed its definitive proxy statement for the Special Meeting and commenced mailing to its stockholders of record as of February 11, 2019, the record date for the Special Meeting. The closing of the Business Combination is subject to approval of the Company’s stockholders and the satisfaction of other customary closing conditions and is expected to close promptly after the Special Meeting.

About OSW:

Headquartered in Nassau, Bahamas, OSW is one of the largest health and wellness services companies in the world. OSW’s distinguished centers offer guests a comprehensive suite of premium health, fitness, beauty and wellness services, treatments, and products aboard 161 cruise ships and at 67 destination resorts around the world. OSW holds the leading market position within the fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ health, fitness, beauty, and wellness while vacationing for over 50 years.

About Haymaker:

Haymaker is a $330 million blank check company led by Steven Heyer. Haymaker was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more target businesses. The executives of Haymaker are experienced at recognizing and quantifying the value of brands and creating strategies to reposition those brands to reach their full market potential. For more information about Haymaker, please visit www.haymakeracquisition.com.

Important Information About the Proposed Transaction and Where to Find It:

In connection with the Business Combination, a registration statement on Form S-4 of OSW (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes a combined prospectus of OSW with respect to the securities to be issued in connection with Business Combination and a definitive proxy statement of the Company with respect to the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Registration Statement and combined proxy statement/prospectus contained therein and any documents filed in connection therewith, as these materials will contain important information about OSW, the Company, and the Business Combination. The combined proxy statement/prospectus will be mailed to the Company’s stockholders as of February 11, 2019. Stockholders will also be able to obtain copies of the Registration Statement and other relevant documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019 Attention: Christopher Bradley or Joseph Tonnos, (212) 616-9600.

Participants in the Solicitation:

Steiner Leisure Limited (“Steiner Leisure”), OSW, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of the Company’s directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Haymaker Acquisition Corp., 650 Fifth Avenue, Floor 10, New York, NY 10019, Attention: Christopher Bradley or Joseph Tonnos, (212) 616-9600. Information regarding the participants and their interests in the proposed transaction is also contained in the Registration Statement.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of the Company, Steiner Leisure and OSW may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of the Company, Steiner Leisure and OSW and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain or maintain the listing of OSW’s securities on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of OSW to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the demand for OSW’s services together with the possibility that OSW may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K filed with the SEC by the Company and the Registration Statement and (y) other documents filed or to be filed with the SEC by the Company and OSW. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Haymaker, Steiner Leisure and OSW do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation:

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

ICR for Haymaker

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

Jennifer Davis, 646-677-1813

jennifer.davis@icrinc.com

Media:

Jim Furrer, 646-677-1808

jim.furrer@icrinc.com

For Steiner Leisure:

Andi Rose / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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